UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2009

KENDLE INTERNATIONAL INC.

(Exact name of Registrant as specified in its Charter)

Ohio	000-23019	31-1274091
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No. )

441 Vine Street, Suite 500, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (513) 381-5500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

A representative from Kendle International Inc. (the “Company”) is giving a presentation at the Jefferies 3rd Annual Healthcare Conference in New York, New York on June 18, 2009 and at the 19th Annual Wachovia Mid-Year Equity Conference in Boston, Massachusetts on June 24, 2009. A copy of the presentation (the “Presentation”) is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The Company in the Presentation discloses financial results both in accordance with generally accepted accounting principles (GAAP) and on a non-GAAP basis with adjustments for certain items. The Company’s management believes that presentation of these non-GAAP financial measures and their related reconciliations are useful to investors because the non-GAAP financial measures provide investors with a basis for comparing the results to financial results from prior periods. Additionally, operating and net income adjusted for the items discussed above is the basis upon which management reports to the Company’s Board of Directors and represents the measure that management believes primarily is used by analysts and investors following the Company.

Information in the Presentation contains forward-looking statements regarding future events and performance of the Company. All such forward-looking statements are based largely on management’s expectations and are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include competitive factors, outsourcing trends, contract terms, exchange rate fluctuations, the Company’s ability to manage growth and to continue to attract and retain qualified personnel, the Company’s ability to complete acquisitions and to integrate newly acquired businesses, consolidation within the industry and other factors described in the Presentation and in the Company’s filings with the Securities and Exchange Commission.

The information in this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Exhibits

Exhibit No.	Description
99.1	Meeting Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENDLE INTERNATIONAL INC.

Date: June 18, 2009	/s/ Simon Higginbotham
Simon Higginbotham
President